Direct Insite
                                                                80 Orville Drive
                                                               Bohemia, NY 11716
                                                                    631-244-1500
                                                                631-563-8085 fax


Corporate Contact:                               Communications Contact:
Paul Orme, EVP, Sales & Marketing                Pamela Preston/Kelly Fitzgerald
Direct Insite Corp.                              Breakaway Communications
631.244.1500                                     212.590.2554/2555

FOR IMMEDIATE RELEASE

 Direct Insite Announces Strong Growth in EIP&P Services and Improved Operating
                                Results for 2004

Company added another Fortune 100 customer and Achieves 41% Growth in revenue in the fourth quarter 2004 compared to the fourth quarter of 2003, while reducing the loss from continuing operations by 52% for the year

Bohemia, N.Y. -- April 29, 2005 Direct Insite Corp (OTC BB:DIRI.OB), a global provider of Electronic Invoice Presentment and Payment (EIP&P) solutions, today announced its financial results for the year ended December 31, 2004. Revenue from continuing operations increased by $119,000 or 1.6% to $7,558,000 compared to revenue from continuing operations of $7,439,000 in 2003. Revenue for the fourth quarter 2004 was $2,137,000, including revenues derived from deployment of the IOL service in the Asian Pacific geographic region and initial pilot of the electronic payment function, compared to revenue of $1,511,000 for the fourth quarter 2003, an increase of 41%.


Direct Insite reduced its loss from continuing operations 52% to $1,571,000 for the year ended December 31, 2004, from $3,270,000 incurred during the year ended December 31, 2003. In 2003 the Company closed its Platinum Communications, Inc. operations which resulted in a gain of $288,000 from discontinued operations in 2004 and a loss from discontinued operations of $1,912,000 in 2003. This resulted in a net loss, after taxes, for the year ended December 31, 2004, of $1,283,000, compared to a net loss, after taxes, of $5,182,000 for the year ended December 31, 2003. Basic and diluted net loss per share from continuing operations for the year ended December 31, 2004 was $0.53 compared to a basic and diluted net loss per share from continuing operations of $0.91 for the year ended December 31, 2003. The net gain per share from discontinued operations for the year ended December 31, 2004 was $0.07 per share compared to a $0.48 net loss per share for the year ended December 31, 2003.

Direct Insite CEO and Chairman of the Board James A. Cannavino said, "During 2004 our focus was on growing the installed base of users of the Invoices on Line (IOL) and continuing to expand the global geographic coverage of our service for our customers. In addition to offering IOL in the Americas and Europe, IOL was deployed in the Asian Pacific geographic region with the launch of IOL Japan in the 4th quarter. In addition to IBM, our largest user, other Fortune 500 companies became users of our service directly and through our customers. At year end 2004, in excess of 7,000,000 IOL invoices were being delivered to more than 5,000 corporations around the world for our customers. From the perspective of new offerings or extensions to the product line, the company launched "Invoice Approval and Payment (IAP)" for use by the accounts payable staff to monitor, review and pay vendors; and also began piloting a new workflow and payment offering. In summary, 2004 resulted in an increase in the number of corporate users receiving invoices via IOL, global geographic coverage was increased to become truly worldwide, and extensions to the product line were brought to market."

Headquartered in Bohemia, NY, Direct Insite Corp. employs a staff of 56. The Company's IOL solution is deployed in North and South America, Asia Pacific and in the Europe/Middle East/Africa geographic areas. For more information about Direct Insite Corp. call (631) 244-1500 or visit www.directinsite.com.

The financial information stated above and in the tables below has been abstracted from the Company's Form 10-KSB for the year ended December 31, 2004, filed with the Securities and Exchange Commission on April 29, 2005, and should be read in conjunction with the information provided therein.

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
Summarized Financial Information

        ---------------------------------------------------------- --------------------------- -------------------------
        STATEMENT OF OPERATIONS                                          FOR THE YEAR                FOR THE YEAR
                                                                        ENDED DECEMBER                  ENDED
                                                                            31, 2004               DECEMBER 31,2003

        ---------------------------------------------------------- --------------------------- -------------------------
        Revenue from continuing operations                                  $ 7,558,000               $ 7,439,000
        ---------------------------------------------------------- --------------------------- -------------------------
        Operating loss                                                       $1,215,000                $3,084,000
        ---------------------------------------------------------- --------------------------- -------------------------
        Other expenses, net                                                    $351,000                  $294,000
        ---------------------------------------------------------- --------------------------- -------------------------
        Loss before income taxes                                             $1,566,000                $3,378,000
        ---------------------------------------------------------- --------------------------- -------------------------
        Provision for (Benefit from) income taxes                                $5,000                 $(108,000)
        ---------------------------------------------------------- --------------------------- -------------------------

        Loss from continuing operations
                                                                             $1,571,000                $3,270,000
        ---------------------------------------------------------- --------------------------- -------------------------

        Income (Loss) from discontinued operations                             $288,000               $(1,912,000)
        ---------------------------------------------------------- --------------------------- -------------------------
        Net loss                                                                                      $ 5,182,000
                                                                             $1,283,000
        ---------------------------------------------------------- --------------------------- -------------------------
        Preferred Stock Dividends                                              $716,000                   356,000
        ---------------------------------------------------------- --------------------------- -------------------------
        Net loss attributable to common shareholders                         $1,999,000               $ 5,538,000
        ---------------------------------------------------------- --------------------------- -------------------------
        Basic and diluted income (loss) per share:
        Loss from continuing operations attributable to
        common shareholders
        Income (Loss) from discontinued operations                               $(0.53)                   $(0.91)
        Net loss attributable to common shareholders
                                                                                 $ 0.07                    $(0.48)
                                                                                 $(0.46)                   $(1.39)
                                                                                 ======                    ======

        -------------------------------------- ------------------------- -------------------------
        BALANCE SHEET                           December. 31, 2004         December 31, 2003

        -------------------------------------- ------------------------- -------------------------
        Total Current Assets                          $2,439,000                $1,405,000
        -------------------------------------- ------------------------- -------------------------
        Total Assets                                  $3,301,000                $2,511,000
        -------------------------------------- ------------------------- -------------------------
        Total Current Liabilities                     $4,991,000                $4,390,000
        -------------------------------------- ------------------------- -------------------------
        Total Shareholders' Deficiency                $2,537,000                $2,390,000
        -------------------------------------- ------------------------- -------------------------

FORWARD-LOOKING STATEMENTS. All statements other than statements of historical fact included in this release, including without limitation statements regarding the company's financial position, business strategy, and the plans and objectives of the company's management for future operations, are forward-looking statements. When used in this release, words such as "anticipate", "believe", "estimate", "expect", "intend" and similar expressions, as they relate to the company or its management, identify forward- looking statements. Such forward-looking statements are based on the beliefs of the company's management, as well as assumptions made by and information currently available to the company's management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including but not limited to, business and economic conditions, competitive factors and pricing pressures, capacity and supply constraints. Such statements reflect the views of the company with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to the operations, results of operations, growth strategy and liquidity of the company. Readers are cautioned not to place undue reliance on these forward-looking statements. The company does not undertake any obligation to release publicly any revisions to these forward- looking statements to reflect future events or circumstances or to reflect the occurrence of unanticipated events.




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